John Hancock Variable Insurance Trust

Supplement dated February 29, 2016

to the Statement of Information dated April 27, 2015

Capital Research and Management Company

The section under, “APPENDIX I - DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS” is amended and restated as follows to the extent that it relates to the portfolio managers of American Growth Trust and American Asset Allocation Trust:

Portfolio manager fund holdings and management of other accounts — Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. Each portfolio manager has determined that variable insurance or annuity contracts do not meet his or her current needs. Consequently, none of the portfolio managers holds any investments that hold shares of the funds.

The following table reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

The following table reflects information as of February 29, 2016:

American Growth Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Gregory D. Johnson	3	$228.4	None	None	None	None
Michael T. Kerr	2	$214.3	None	None	None	None
Ronald B. Morrow	2	$214.3	None	None	None	None
Andraz Razen	1	$25.9	None	None	None	None
Martin Romo*	3	$216.2	None	None	None	None
Alan J. Wilson	1	$77.0	None	None	None	None

* Martin Romo was named as a portfolio manager of the fund on February 29, 2016.

American Asset Allocation Trust

Portfolio Manager	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Alan N. Berro	22	$203.7	None	None	None	None
J. David Carpenter	1	$77.0	None	None	None	None
David A. Daigle	7	$161.7	2	$1.51	2	$0.39
Jeffrey T. Lager	2	$156.7	None	None	None	None
James R. Mulally	7	$178.9	1	$0.03	None	None

[1]	Information presented for regulated investment companies (“RICs”) for which the portfolio manager has significant day to day management responsibilities. Assets noted are the total net assets of the RICs and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, other pooled investment, or other account is charged an advisory fee that is based on performance.

[2]	Represents funds advised or subadvised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

[3]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.